THRIVENT VARIABLE LIFE ACCOUNT I

Supplement to Prospectus dated April 30, 2008

for Thrivent Financial

Variable Universal Life Insurance II

Regarding

Annual Mortality and Expense Risk Charges

Please include this Supplement with your Prospectus.

The Mortality and Expense Risk Charges table that appears on pages 42 and 55 of your prospectus is amended to read as follows:

	Current M&E Charge	Maximum M&E
Subaccount Accumulated Value	All Years	All Years
• 0 up to $24,999.99	0.30%	0.45%
(monthly)	(.02497%)	(.03742%)
• $25,000 up to $99,999.99	0.15%	0.45%
(monthly)	(.01249%)	(.03742%)
• $100,000 and above	0.00%	0.45%
(monthly)	(0%)	(.03742%)

The date of this Supplement is May 7, 2008

Please include this Supplement with your Prospectus.